                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 8, 2001


                  METROPOLITAN MORTGAGE & SECURITIES CO., INC.
             (Exact name of Registrant as Specified in Its Charter)


        Washington                   0-22041                     91-0609840
----------------------------     ----------------         ----------------------
(State or other jurisdiction     (Commission File              (IRS Employer
    of incorporation)                Number)              Identification Number)


                601 W. 1st Avenue, Spokane, Washington 99201-5015
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (509) 838-3111


                                      None
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

ITEM 5. OTHER EVENTS.

     On January 8, 2001, Metropolitan Mortgage & Securities Co., Inc. (the "Registrant") issued a press release announcing new developments. The press release is attached hereto and referenced as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit 99.1   Press Release Dated January 8, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    METROPOLITAN MORTGAGE & SECURITIES CO., INC.

Date:  January 9, 2001              By: /s/ William D. Snider
                                       -------------------------------------
                                            William D. Snider
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
Exhibit 99.1        Press Release Dated January 8, 2001
